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                                                                    EXHIBIT 10.1

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                                  $805,000,000



                         DIAMOND OFFSHORE DRILLING, INC.



                       ZERO COUPON CONVERTIBLE DEBENTURES
                                 DUE JUNE 6, 2020



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                               PURCHASE AGREEMENT



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                               PURCHASE AGREEMENT


                                                                    May 31, 2000


Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, N.Y. 10010-3629

Dear Sirs:


         1. Introductory. Diamond Offshore Drilling, Inc., a Delaware corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to Credit Suisse First Boston Corporation (the "PURCHASER") and the Purchaser proposes to purchase and accept from the Company U.S. $805,000,000 aggregate principal amount of its Zero Coupon Convertible Debentures Due June 6, 2020 (the "OFFERED SECURITIES") to be issued under an Indenture dated as of February 4, 1997, as supplemented by a Second Supplemental Indenture to be dated as of the Closing Date (as defined below) (as so amended and supplemented, the "INDENTURE"), between the Company and The Chase Manhattan Bank, as Trustee, on a private placement basis pursuant to an exemption under
Section 4(2) of the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and hereby agrees with the Purchaser as follows:

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Purchaser that:

               (a) An offering memorandum relating to the Offered Securities has been prepared by the Company. Such offering memorandum (the "OFFERING MEMORANDUM"), as supplemented as of the Closing Date, and any other document approved in writing by the Company for use in connection with the contemplated resale of the Offered Securities, are hereinafter collectively referred to as the "OFFERING DOCUMENT." On the Closing Date, the Offering Document will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by the Purchaser specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof. Except as disclosed in the Offering Document, on the Closing Date (as defined herein), the Company's Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (the "COMMISSION") and all subsequent reports (collectively, the "EXCHANGE ACT REPORTS") which have been filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Exchange Act Reports,


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when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

               (b) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure of the Company to be so qualified would not have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

               (c) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure of such subsidiary to be so qualified would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable, except where the failure of such capital stock to have been so authorized and issued would not have a Material Adverse Effect; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except where the failure of the Company to own such capital stock would not have a Material Adverse Effect.

               (d) The Indenture has been duly authorized; the Offered Securities have been duly authorized; and when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered, such Offered Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document and the Indenture and such Offered Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               (e) When the Offered Securities are delivered and paid for pursuant to this Agreement on each Closing Date, such Offered Securities will be convertible at the rate of 8.6075 shares (the "UNDERLYING SHARES") of common stock, par value $.0l per share (the "COMMON STOCK"), of the Company per $1,000 principal amount of such Offered Securities in accordance with the terms of the Indenture; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding


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shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Offering Document; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities or the Underlying Shares.

               (f) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Purchaser for a brokerage commission, finder's fee or other like payment.

               (g) Except for the Registration Rights Agreement dated October 16, 1995, between the Company and Loews Corporation, as amended (the "LOEWS REGISTRATION RIGHTS AGREEMENT") and the Registration Rights Agreement (as defined below), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               (h) The outstanding shares of Common Stock are listed on The New York Stock Exchange (the "STOCK EXCHANGE").

               (i) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement, dated as of the Closing Date, between the Company and the Purchaser (the "REGISTRATION RIGHTS AGREEMENT") in connection with the issuance and sale of the Offered Securities by the Company, except for the filing of the Shelf Registration Statement (as defined in the Registration Rights Agreement) and the order of the Commission declaring the Shelf Registration Statement (as defined in the Registration Rights Agreement) effective and such as may be required under state securities laws.

               (j) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement, the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof and the issuance of the Underlying Shares will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or the property of the Company or any of its subsidiaries except, in each case other than


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with respect to such charter or bylaws, which conflict, breach or default or violation would not impair the Company's or any of its subsidiaries' ability to perform the obligations hereunder or have any material adverse effect upon the consummation of the transactions contemplated hereby; and the Company has full power and authority to authorize, issue and sell the Offered Securities and the Underlying Shares as contemplated by this Agreement.

               (k) This Agreement has been duly authorized, executed and delivered by the Company; the Registration Rights Agreement has been duly authorized and, as of the Closing Date, will have been duly executed and delivered by the Company.

               (l) Except for Permitted Liens, as such term is defined below, the Company and its subsidiaries have good and marketable title to all offshore drilling rigs described as being owned by them in the Offering Document or the Exchange Act Reports, and good and marketable title to all real property and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof, taken as a whole, or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document or the Exchange Act Reports, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions to such validity or enforceability that would materially interfere with the use made or to be made thereof by them. "PERMITTED LIENS" means (i) liens for taxes not yet due or liens for taxes that are being contested in good faith and by appropriate proceedings diligently prosecuted and for which appropriate reserves have been established by the Company as required by generally accepted accounting principles in the United States; (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's, maritime, statutory or other like liens arising in the ordinary course of business that are not overdue for more than 30 days or that are being contested in good faith and by appropriate proceedings diligently prosecuted; (iii) pledges or deposits in connection with workmen's compensation, unemployment insurance and other social security legislation; and (iv) deposits to secure the performance of bids, contracts in the ordinary course of business (other than for borrowed money), leases, statutory obligations, surety and appeal bonds and performance bonds, and other obligations of a like nature that are incurred in the ordinary course of business.

               (m) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them in all material respects and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

               (n) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

               (o) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents,


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copyrights, confidential information and other intellectual property
(collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

               (p) Neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

               (q) There are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties except as disclosed in the Offering Document or the Exchange Act Reports, or as individually or in the aggregate do not now have and to the best of the knowledge of the Company, are not reasonably expected in the future to have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the Company's knowledge, threatened or contemplated.

               (r) The financial statements included or incorporated by reference in the Offering Document present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

               (s) Except as disclosed in the Offering Document or in the Exchange Act Reports, since the date of the latest audited financial statements included or incorporated by reference in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (t) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be (i) an "investment company" or a company "controlled" by an "investment company"


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within the meaning of in the Investment Company Act of 1940, as amended (the
"INVESTMENT COMPANY ACT") or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "HOLDING COMPANY ACT").

         (u) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

         (v) Assuming the accuracy of the Purchaser's representations and performance by the Purchaser of its covenants and warranties contained in
Section 4 herein, the offer and sale of the Offered Securities by the Company to the Purchaser in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof; and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT").

         (w) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, at a purchase price of 97.75% of issue price of U.S. $499.60 per $1,000 principal amount at maturity thereof, U.S. $805,000,000 aggregate principal amount at maturity of the Offered Securities.

     The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global Offered Securities in definitive form (the "GLOBAL SECURITIES") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Purchaser in Federal (same day) funds by wire transfer to an account at a bank acceptable to the Purchaser drawn to the order of the Company at the office of Andrews & Kurth L.L.P., Houston, Texas, at 9:00 A.M. (Houston time), on June 6, 2000, or at such other time not later than seven full business days thereafter as the Purchaser and the Company determine, such time being herein referred to as the "CLOSING DATE," against delivery to the Trustee as custodian for DTC of the Global Securities



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representing all of the Offered Securities. The Global Securities will be made available for checking at the above office of Andrews & Kurth L.L.P., Houston, Texas at least 24 hours prior to the Closing Date.

     4. Representations by Purchaser; Resale by Purchaser.

         (a) The Purchaser represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

         (b) The Purchaser acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Purchaser represents and agrees that it has not offered and sold the Offered Securities and will not offer and sell the Offered Securities, except to qualified institutional buyers within the meaning of Rule 144A under the Securities Act.

         (c) The Purchaser agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except with the prior written consent of the Company.

         (d) The Purchaser agrees that it and each of its affiliates will not offer or sell the Offered Securities by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Purchaser agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

     5. Certain Agreements of the Company. The Company agrees with the Purchaser that:

         (a) The Company will advise the Purchaser promptly of any proposal to amend or supplement the Offering Document after the Closing Date and will not effect such amendment or supplementation without the Purchaser's consent, which will not be reasonably withheld. If, at any time prior to the completion of the resale of the Offered Securities by the Purchaser any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Offering Document to comply with any applicable law, the Company promptly will notify the Purchaser of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or



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omission or effect such compliance. Neither the Purchaser's consent to, nor delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

         (b) The Company will furnish to the Purchaser copies of the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Purchaser requests, and the Company will furnish to the Purchaser on the Closing Date three copies of the Offering Document signed by a duly authorized officer of the Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Company is not subject to
Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to the Purchaser and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities in reliance upon Rule 144A. The Company will pay the expenses of printing and distributing to the Purchaser all such documents.

         (c) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such states in the United States as the Purchaser designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchaser; provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

         (d) During the period of five years hereafter, the Company will furnish to the Purchaser as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Purchaser as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders. It is understood and agreed that the Company may satisfy its obligations under this Section 5(d) by publishing such reports and proxy statements at the Company's Web site on the World Wide Web or through such other public medium as the Company may use at that time.

         (e) During the period of two years after the Closing Date, the Company will, upon request, furnish to the Purchaser and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Securities.

         (f) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.



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         (g) The Company will pay all expenses incidental to the performance of its obligations under this Agreement, for any filing fees or other expenses (including fees and disbursements of counsel not to exceed $5,000) in connection with the qualification pursuant to Section 5(c) of the Offered Securities or Underlying Shares for sale and any determination for eligibility for investment under the laws of such jurisdictions as the Purchaser may designate and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Offered Securities, the fees and expenses of the Trustee and its professional advisers; all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and, as applicable, the Underlying Shares, the preparation and printing of this Agreement, the Registration Rights Agreement, the Offered Securities, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities and as applicable the Underlying Shares; the cost of qualifying the Offered Securities for trading in The Portal(SM) Market ("PORTAL") of The Nasdaq Stock Market, Inc. and any expenses incidental thereto, the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of Registered Securities and for expenses incurred in distributing the Offering Document (including any amendments and supplements thereto). Except as provided in the preceding sentence, the Purchaser will pay the expenses incident to the performance of its obligations under this Agreement and will reimburse the Company (if and to the extent incurred by the Company) for any travel expenses of the Purchaser's representatives and any other expenses of the Purchaser in connection with attending or hosting meetings with prospective purchasers of the Offered Securities.

         (h) The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offer and sale of the Offered Securities.

         (i) For a period of 90 days after the date hereof, the Company will not offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock without the prior written consent of the Purchaser, or publicly disclose the intention to make any such offer, sale, pledge or disposition, except grants of employee or director stock options, stock appreciation rights or restricted stock grants pursuant to the terms of a plan in effect on the date hereof, issuances of Common Stock pursuant to the exercise of such options or the exercise of any other employee stock options currently outstanding or upon the conversion of the Company's 3 3/4% Convertible Subordinated Notes due 2007.

         (j) The Company will promptly apply for the listing on the Stock Exchange of the Underlying Shares and will use its reasonable best efforts to obtain such listing within 15 days of the Closing Date.



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     6. Conditions of the Obligation of the Purchaser. The obligation of the
Purchaser to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

         (a) The Purchaser shall have received a letter, dated the Closing Date, of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("RULES AND REGULATIONS") and to the effect that:

                 (i) In their opinion the financial statements examined by them and included or incorporated by reference in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

                 (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included or incorporated by reference in the Offering Document and in the Exchange Act Reports;

                 (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                 (A) the unaudited financial statements included or incorporated by reference in the Offering Document or in the Exchange Act Reports do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                 (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included or incorporated by reference in the Offering Document and the Exchange Act Reports; or



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                 (C) for the period from the closing date of the latest income statement included in or incorporated by reference in the Offering Document and Exchange Act Reports to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in or incorporated by references in the Offering Document and Exchange Act Reports, in the contract drilling revenue, net operating income or in the total or per share amounts of consolidated income before extraordinary items or net income or in the ratio of earnings to fixed charges;

          except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Offering Document and Exchange Act Reports disclose have occurred or may occur or which are described in such letter; and

                 (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of the Purchaser is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange; (iv) or any suspension of trading of any securities of the Company on any exchange in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; or (vi) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Purchaser, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

         (c) The Purchaser shall have received an opinion, dated the Closing Date, of William C. Long, Esq., the General Counsel of the Company, to the effect that:

                 (i) The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its activities requires such qualification, except where the failure of the Company to be so qualified would not have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries taken as a whole.

                 (ii) All of the issued and outstanding shares of capital stock or membership interests, as applicable, of (i) each subsidiary of the Company listed on Exhibit A attached hereto (each, a "Subsidiary" and collectively, the "Subsidiaries") and, (ii) to such counsel's knowledge, Diamond Offshore Limited and Diamond Offshore Drilling (UK) Limited, are owned, directly or indirectly, of record and beneficially by the Company, free and clear of all liens, claims, limitations on voting rights, options, security interests and other encumbrances and have been duly authorized and validly issued and are fully paid and nonassessable, except to the extent that any such liens, claims, limitations, options, security interests and other encumbrances, individually or in the aggregate, would not have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries, taken as a whole.

                 (iii) Each Subsidiary is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Subsidiary is duly qualified to transact business and is in good standing as a foreign corporation or limited liability company, as applicable, in the states listed by such Subsidiary's name on the attached Exhibit A (such states being the only states in which each such Subsidiary is required to be qualified, except where the failure to be so qualified would not have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries, taken as a whole).

                 (iv) Except as described under the caption "Risk Factors -- The sale of shares available for future sale could hurt our common stock price," and under the caption "Description of the Debentures -- Registration Rights" in the Offering Memorandum, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                 (v) The execution, delivery and performance by the Company of the Indenture and the Agreement and the issuance and sale of the Offered Securities to the Purchaser thereunder and the compliance by the Company with all the provisions of the Indenture and this Agreement and the consummation of the transactions contemplated thereby and hereby will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the certificate of incorporation or by-laws of any of the Subsidiaries, (ii) any of the terms, conditions or provisions of any document, agreement or other instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the properties of the Company or any of the Subsidiaries is subject or (iii) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on any of the Subsidiaries, except (other than with respect to clause (i)) any such default, breach or violation which would not, individually or in the aggregate, have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries, taken as a whole.

                 (vi) To such counsel's knowledge, there are no legal or governmental proceedings that are required to be described in the Offering Document that are not described therein.

                 (vii) Except as disclosed in the Offering Document, there is no litigation, proceeding or governmental investigation pending or, to such counsel's knowledge, overtly threatened against the Company or any of its subsidiaries or to which any of the property of the Company or any of its subsidiaries is subject which, in such counsel's opinion, if adversely determined would, individually or in the aggregate, have a material adverse effect on the business, assets or financial condition of the Company and its subsidiaries, taken as a whole.

                 (viii) No consent or approval of any federal governmental agency with respect to any federal maritime law matter is required in connection with performance by the Company of its obligations under this Agreement or the issuance and sale of the Offered Securities or the Underlying Shares. Neither the issuance, offer, sale or delivery by the Company of the Offered Securities pursuant to this Agreement nor the execution, delivery and performance thereof by the Company or consummation of the transactions contemplated thereby, including the issuance and delivery of the Underlying Shares, will violate any existing federal maritime laws, including, without limitation, the Shipping Act, 1916, as amended, and the rules and regulations of the Maritime Administration and the United States Coast Guard.

     The opinions expressed in such opinion may be limited to the laws of the State of Texas, the corporate laws of the State of Delaware and the federal laws of the United States.

         (d) The Purchaser shall have received an opinion, dated the Closing Date, of Weil, Gotshal & Manges LLP, counsel for the Company, to the effect that:

                 (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the Offering Document and Exchange Act Reports.

                 (ii) The Offered Securities are convertible into Common Stock in accordance with the Indenture. The shares of Common Stock issuable upon conversion of the Offered Securities have been duly authorized and reserved for issuance upon such conversion, and such Common Stock, when issued upon such conversion and upon receipt by the Company of the conversion price therefor, will be validly issued, fully paid and non-assessable. All of the outstanding shares of the Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, are free of any preemptive rights pursuant to law or the Company's Certificate of Incorporation and conform as to legal matters in all material respects to the description thereof contained in the Offering Document.

                 (iii) The Company has the requisite corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement. The Offered Securities to be issued pursuant to this Agreement have been duly authorized. The Offered Securities have been duly executed, authenticated, issued and delivered and conform in all material respects to the description thereof contained in the Offering Document.

                 (iv) The Company has all requisite corporate power and authority to execute and deliver the Indenture, the Registration Rights Agreement and this Agreement and to issue, sell and deliver the Offered Securities to the Purchaser pursuant to the Indenture and this Agreement. The execution, delivery and performance of the Indenture and this Agreement and the issuance, sale and delivery of the Offered Securities by the Company to the Purchaser thereunder have been duly authorized by all necessary corporate action on the part of the Company. This Agreement and the Indenture have been duly executed and delivered by the Company. The Indenture (assuming the due authorization, execution and delivery thereof by the Trustee), the Offered Securities and the Registration Rights Agreement (other than Section 4 as to which no opinion need be expressed) constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                 (v) The execution and delivery by the Company of the Indenture, this Agreement and the Registration Rights Agreement and the performance by the Company of its obligations thereunder and the issuance and sale of the Offered Securities to the Purchaser pursuant to the Indenture and this Agreement and the compliance by the Company with the provisions of the Indenture, this Agreement and the Registration Rights Agreement and the consummation by the Company of the transactions contemplated thereby will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Certificate of Incorporation or Amended Bylaws, of the Company, (ii) any New York, Texas, Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws, the Shipping Act, 1916, as amended, as to which no opinion need be expressed), or (iii) any judgment, writ, injunction, decree, order or ruling of any federal or state court or governmental authority binding on the Company or any of its properties of which we are aware, except in each case other than with respect to clause
     (i), any such conflict, default, breach or violation as would not impair the Company's ability to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement or have any material adverse effect upon the consummation of the transactions contemplated by the Indenture, this Agreement or the Registration Rights Agreement.

                 (vi) No consent, approval, waiver, license, order or authorization or other action by or filing with any New York, Texas, Delaware corporate or federal governmental agency, body or court is required in connection with the execution and delivery by the Company of this Agreement or the Registration Rights Agreement or the consummation by the Company of the transactions contemplated thereby and hereby, in connection with the issuance or sale of the Offered Securities by the Company, except for filings and other actions required pursuant to federal and state securities or blue sky laws or the order of the Commission declaring the Shelf Registration Statement effective, as to which no opinion need be expressed, or the Shipping Act, 1916, as amended, as to which no opinion need be expressed, and those already obtained and made under the Delaware General Corporation Law ("DGCL").

                 (vii) The Company is not (A) an "investment company" or an entity "controlled" by an "investment company" under the Investment Company Act or (B) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act. In rendering the opinion in this paragraph (vii) Weil, Gotshal & Manges LLP shall have assumed with the Purchaser's permission that Loews Corporation (x) is not and is not controlled by an "investment company" under the Investment Company Act and (y) is not a "holding company" or a "subsidiary company" or an "affiliate" of a holding company under the Holding Company Act.

                 (viii) The statements in the Offering Document under the caption "Description of the Debentures", insofar as they constitute descriptions of the Indenture or the Offered Securities or refer to statements of law or legal conclusions under the DGCL, constitute fair summaries thereof in all material respects. The statements in the Offering Document under the caption "Description of Common Stock", insofar as they constitute descriptions of the Common Stock or refer to statements of law or legal conclusions under the DGCL, constitute fair summaries thereof in all material respects. The discussion under the caption "Certain United States Federal Income Tax Considerations" in the Offering Document accurately describes in all material respects the U.S. federal income tax aspects of the acquisition, ownership and disposition of the Offered Securities and the Underlying Shares, and provides a fair summary in all material respects of the provisions of the Internal Revenue Code of 1986, as amended, summarized therein.

                 (ix) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company;

                 (x) It is not necessary in connection with (i) the offer, sale and delivery of the Offered Securities by the Company to the Purchaser pursuant to this Agreement or (ii) the resales of the Offered Securities by the Purchaser in the manner contemplated hereby to register the Offered Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act; and

                 (xi) Such counsel has participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Purchaser and representatives of counsel for the Purchaser, at which conferences the contents of the Offering Document and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Document (except to the extent specified in such counsel's opinion), no facts have come to such counsel's attention which lead such counsel to believe that the Offering Document, at the time the Offering Document was issued or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading or that the documents incorporated by reference in the Offering Document as filed with the Commission prior to the Closing Date as of the dates they were filed with the Commission contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading (it being understood that such counsel need express no view with respect to the financial statements and related notes and the other financial, statistical and accounting data included or which should be included in the Offering Document).

     Such opinion may be limited to the laws of the States of New York and Texas, the corporate laws of the State of Delaware and the federal laws of the United States.

         (e) The Purchaser shall have received from Andrews & Kurth L.L.P., counsel for the Purchaser, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Offering Memorandum, the exemption from registration for the offer and sale of the Offered Securities by the Company to the Purchaser and the resales by the Purchaser as contemplated hereby and other related matters as the Purchaser may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (f) The Purchaser shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and that, subsequent to the respective date of the most recent financial statements in the Offering Document and Exchange Act Reports there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or Exchange Act Reports or as described in such certificate.

     The Company will furnish the Purchaser with such conformed copies of such opinions, certificates, letters and documents as the Purchaser reasonably requests. The Purchaser may in its sole discretion waive on behalf of the Purchaser compliance with any conditions to the obligations of the Purchaser hereunder, whether in respect of an Optional Closing Date or otherwise.

         (g) The Purchaser shall have received from Loews Corporation ("LOEWS") an executed copy of an agreement that Loews, for a period of 90 days after the date hereof, will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock without the prior written consent of the Purchaser, or publicly disclose the intention to make any such offer sale, pledge or disposition, except for the exchange of shares of Common Stock for any of Loews' outstanding 3 1/8% Exchangeable Subordinated Notes due 2007.

         (h) The Purchaser shall have received an executed copy of an agreement between Loews and the Company under which Loews waives any provisions in the Loews Registration Rights Agreement that are inconsistent with and would impair the Company's ability to comply with its covenants and agreements in the Registration Rights Agreement.

     7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless the Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or the Exchange Act Reports, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Purchaser for any legal or other expenses reasonably incurred by the Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

         (b) The Purchaser will indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Purchaser consists of the following information in the Offering Document furnished on behalf of the
Purchaser: the sixth paragraph below the "Table of Contents" and the second, third and sixth paragraphs under the caption "Plan of Distribution;" provided however, that the Purchaser shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above, except to the extent a defense or counterclaim has been foreclosed. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified person.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchaser on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchaser from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchaser under this Section shall be in addition to any liability which the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

     8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If for any reason the purchase of the Offered Securities by the Purchaser is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Purchaser pursuant to
Section 7 shall remain in effect and if any Offered Securities have been purchased hereunder the representations and warranties in Sections 2 and 4 and all obligations under Section 5 shall remain in effect. If the purchase of the Offered Securities by the Purchaser is not consummated for any reason other than solely because of the occurrence of any event specified in clause (iii), (iv),
(v) or (vi) of Section 6(b), the Company will reimburse the Purchaser for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Offered Securities.

     9. Notices. All communications hereunder will be in writing and, if sent to the Purchaser will be mailed, delivered or telegraphed and confirmed to the Purchaser at Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention:
Investment Banking Department -- Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 15415 Katy Freeway, Houston, Texas 77094, Attention: Corporate Secretary.

     10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties hereto.

     11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                            [SIGNATURE PAGE FOLLOWS]

     If the foregoing is in accordance with the Purchaser's understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Purchaser in accordance with its terms.


                                             Very truly yours,


                                             DIAMOND OFFSHORE DRILLING,
                                               INC.

                                             By: /s/ LAWRENCE R. DICKERSON
                                                --------------------------------
                                                Lawrence R. Dickerson
                                                President and Chief Operating
                                                Officer

The foregoing Purchase Agreement is
hereby confirmed and accepted as of the
date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION


By: /s/ ROME G. ARNOLD
   ------------------------------
   Rome G. Arnold
   Managing Director

                                   SCHEDULE A

                                                        PRINCIPAL AMOUNT
                                                           OF OFFERED
           PURCHASER                                       SECURITIES
           ---------                                    ----------------
Credit Suisse First Boston Corporation.............       $805,000,000
                                                          ------------
     Total.........................................       $805,000,000



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